Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5639%



        Excess Protection Level
          3 Month Average   4.30%
            December, 2000   0.23%
            November, 2000   6.41%
            October, 2000   6.24%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                    9.42%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,990,287,874.98